UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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EQT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EQT Corporation (the “Company”) issued the following news release:

NEWS RELEASE

Leading Independent Proxy Advisory Firm Glass Lewis Recommends

EQT Shareholders Vote “FOR” All 12 EQT Director Nominees

•                  EQT’s Refreshed Board and Management Team Are Best Suited to Lead EQT Forward

•                  Toby Rice Group Analysis Is Seriously Flawed and its Agenda Is Inconsistent with Good Governance

PITTSBURGH — (July 1, 2019) — EQT Corporation (NYSE: EQT) today announced that Glass Lewis & Co. (“Glass Lewis”), a leading independent proxy advisory firm, recommends EQT shareholders vote “FOR” all 12 of EQT’s director nominees on the GOLD universal proxy card in connection with the Company’s 2019 Annual Meeting of Shareholders, scheduled for July 10, 2019.

In its June 28, 2019 report, Glass Lewis stated[1]:

•                  “We do not believe further change is warranted at this time given the significant board and management turnover that has already occurred at the Company in the last year, including a new CEO, CFO and COO and eight new directors, representing 75% of the board as proposed on the management slate. We see no cause for concern with the qualifications or experience of the Management Nominees and find that management and the board are taking appropriate steps to improve operating efficiency at the Company, including identifying material cost savings and delivering favorable performance in the first two quarters with Robert McNally at the helm as CEO. Given the new management team’s focus on driving efficiencies and the progress it has demonstrated thus far, we are not convinced the Rice Group plan offers a credible path to achieving material incremental savings above what EQT is already targeting.”

•                  “We find that EQT has raised reasonable doubt about the credibility of the Rice Group’s plan to achieve lower well costs per foot relative to EQT’s plan, including given that the Rice Group is projecting well costs that are materially lower than the costs actually achieved by Rice Energy prior to the merger, as well as service cost inflation and differences in water logistics applicable to EQT. We have outstanding concerns regarding the Rice Group’s ability to replicate Rice Energy’s success at EQT, particularly given that the former CEO of Rice Energy already sits on the EQT board. We also see meaningful execution risks associated with the Rice Group plan, including the challenges of effectively recreating the Rice Energy management team at EQT and replicating Rice Energy’s success on EQT’s asset base, particularly given that key assumptions in the Rice Group well cost plan have not been proven on EQT’s asset base, in our view.”

•                  “Having reviewed the arguments presented by both sides in this proxy fight, we find that the newly appointed board and executive team at EQT are taking appropriate steps to oversee the Company and we believe management should be provided with additional deference and a reasonable amount of time to execute the current strategic plan and deliver on targets communicated to investors. The Company has experienced significant board and management turnover in recent years and the new board appears well qualified, highly engaged and responsive to shareholders, in our view.”

1  Permission to use quotations neither sought nor obtained.

NEWS RELEASE

Commenting on the Glass Lewis report, EQT issued the following statement:

Like Glass Lewis, EQT believes shareholders should question the merit of a 3% shareholder seeking to be CEO and replace management and a majority of the Board. Shareholders should also consider the tremendous execution risk inherent in the Rice family’s takeover campaign.

The recommendation reaffirms that EQT has the right Board, management team and strategy to continue its successful transformation and create significant long-term shareholder value.

We urge shareholders to support continued success at EQT by voting “FOR” all 12 of EQT’s director nominees.

The EQT Board strongly urges shareholders to protect the value of their investment by following Glass Lewis’s recommendation to vote “FOR” all 12 of EQT’s director nominees on the GOLD universal proxy card. Shareholders should simply discard and NOT vote using any white proxy cards they may receive from the Toby Rice Group.

Additional materials regarding the Board of Directors’ recommendations for the 2019 Annual Meeting can be found at VoteGoldForEQT.com.

If you have any questions, or need assistance in voting

your shares on the GOLD universal proxy card,
please call EQT’s proxy solicitor:

INNISFREE M&A INCORPORATED

TOLL-FREE at 1-877-687-1866 (from the U.S. or Canada)

Or at (412) 232-3651 (From Other Locations)

Please discard and do NOT vote using any white proxy cards you may receive from the Toby Rice Group

About EQT Corporation:

EQT Corporation is a natural gas production company with emphasis in the Appalachian Basin and operations throughout Pennsylvania, West Virginia and Ohio. With 130 years of experience and a long-standing history of good corporate citizenship, EQT is the largest producer of natural gas in the United States. As a leader in the use of advanced horizontal drilling technology, EQT is committed to minimizing the impact of drilling-related activities and reducing its overall environmental footprint. Through safe and responsible operations, EQT is helping to meet our nation’s demand for clean-burning energy, while continuing to provide a rewarding workplace and support for activities that enrich the communities where its employees live and work. Visit EQT Corporation at www.EQT.com; and to learn more about EQT’s sustainability efforts, please visit https://csr.eqt.com.

EQT Management speaks to investors from time to time and the analyst presentation for these discussions, which is updated periodically, is available via the Company’s investor relationship website at ir.eqt.com.

NEWS RELEASE

Cautionary Statements

This communication contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this communication specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of the Company and its subsidiaries, including guidance regarding projected adjusted free cash flow. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently available to the Company. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” of the Company’s Form 10-K for the year ended December 31, 2018, as filed with the SEC and as updated by subsequent Form 10-Qs filed by the Company, and those set forth in the other documents the Company files from time to time with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Important Information

EQT Corporation (the “Company”) filed a definitive proxy statement and associated GOLD universal proxy card with the Securities and Exchange Commission (the “SEC”) on May 22, 2019 in connection with the solicitation of proxies for the Company’s 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”). Details concerning the nominees for election to the Company’s Board of Directors at the 2019 Annual Meeting are included in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the relevant documents filed by the Company with the SEC, including the definitive proxy statement, free of charge by visiting the SEC’s website, www.sec.gov. Investors and shareholders can also obtain, without charge, a copy of the definitive proxy statement, when available, and other relevant filed documents by directing a request to Blake McLean, Senior Vice President, Investor Relations and Strategy of EQT Corporation, at BMcLean@eqt.com, by calling the Company’s proxy solicitor, Innisfree M&A Incorporated, toll-free, at 877-687-1866, or from the Company’s website at https://ir.eqt.com/sec-filings.

Contacts:

Analyst inquiries:

Blake McLean — Senior Vice President, Investor Relations and Strategy

412.395.3561

BMcLean@eqt.com

Media inquiries:

Michael Laffin — Vice President, Communications

412.395.2069

MLaffin@eqt.com

On July 1, 2019, Robert J. McNally, President and Chief Executive Officer of the Company sent the following communication to the Company’s employees:

Dear Fellow Employees,

Last Friday, proxy advisory firms Glass Lewis and Institutional Shareholder Services (ISS) issued recommendations on which director nominees EQT shareholders should vote for at the upcoming Annual Meeting.

Proxy advisory firms provide institutional investors with research, data and recommendations on shareholder votes like this one. Members of our Board of Directors and management team had an opportunity to meet with both firms to share why we believe our director nominees are best positioned to oversee the continued execution of our strategic plan to transform EQT into a free cash flow leader. The Toby Rice Group also had an opportunity to meet with the proxy advisory firms to share its views.

As we announced today, the recommendation of Glass Lewis reaffirms that shareholders support all 12 of EQT’s director nominees and that the new EQT has the right Board, management team and strategy to continue our successful transformation. Through an ongoing refreshment process, our Board has assembled nominees with the right mix of experience and expertise to oversee continued improvement in EQT’s operational efficiency, cost structure, free cash flow and corporate governance practices.

With your support, the new EQT team has been successfully executing our new strategic plan to accelerate the Company’s transformation into a free cash flow leader — and we have made significant progress in reducing costs and driving operating efficiencies, as demonstrated by the strong results we have reported for the last three quarters.

Last week we also announced that we strongly disagree with ISS’s recommendation in support of the Toby Rice Group. As compared to our purpose-built Board, the Toby Rice Group nominees are significantly less qualified, less experienced and highly conflicted. We believe ISS reached this conclusion based on false information published by the Toby Rice Group.

It is up to EQT shareholders to decide how to vote. Although the voting deadline for participants in the Employee Savings Plan has now passed, you may hold shares in other accounts. If you have not yet voted such shares, we urge you to vote “FOR” all 12 of EQT’s director nominees on the GOLD universal proxy card. Every vote is important — regardless of how many shares you own. If you need any assistance in voting your shares, don’t hesitate to call our proxy solicitor, Innisfree M&A Incorporated, toll-free at +1-877-687-1866 (from the U.S. and Canada) or at +1-412-232-3651 from other locations.

Thank you for your continued hard work and focus on working safely and efficiently.

Rob

Cautionary Statements

This communication contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this communication specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of the Company and its subsidiaries, including guidance regarding projected adjusted free cash flow. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently available to the Company. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” of the Company’s Form 10-K for the year ended December 31, 2018, as filed with the SEC and as updated by subsequent Form 10-Qs filed by the Company, and those set forth in the other documents the Company files from time to time with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Important Information

EQT Corporation (the “Company”) filed a definitive proxy statement and associated GOLD universal proxy card with the Securities and Exchange Commission (the “SEC”) on May 22, 2019 in connection with the solicitation of proxies for the Company’s 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”). Details concerning the nominees for election to the Company’s Board of Directors at the 2019 Annual Meeting are included in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the relevant documents filed by the Company with the SEC, including the definitive proxy statement, free of charge by visiting the SEC’s website, www.sec.gov. Investors and shareholders can also obtain, without charge, a copy of the definitive proxy statement, when available, and other relevant filed documents by directing a request to Blake McLean, Senior Vice President, Investor Relations and Strategy of EQT Corporation, at BMcLean@eqt.com, by calling the Company’s proxy solicitor, Innisfree M&A Incorporated, toll-free, at 877-687-1866, or from the Company’s website at https://ir.eqt.com/sec-filings.